UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-3493

                         American Federation of Labor -
                      Congress of Industrial Organizations
                            Housing Investment Trust
               (Exact name of registrant as specified in charter)

             1717 K Street, N.W., Suite 707, Washington, D.C. 20036
               (Address of principal executive offices) (Zip code)

                                 Kenneth G. Lore
                              Bingham McCutchen LLP
                    2020 K Street, N.W., Washington, DC 20006
                     (Name and address of agent for service)

                                 (202) 331-8055
              (Registrant's telephone number, including area code)

Date of fiscal year end: December 31
Date of reporting period: January 1, 2006 - December 31, 2006

Item 1. Reports to Stockholders.

A copy of the 2006 Annual Report (the "Report") of the AFL-CIO Housing Investment Trust (the "Trust") transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the "Act"), is included herewith.

AFL-CIO

HOUSING INVESTMENT TRUST

[GRAPHICS]

[LOGO]

                                                            Annual Report   2006

The AFL-CIO Housing Investment Trust is a fixed-income fund providing financing for multifamily and single family housing. The Trust's investment objective is to provide current income while preserving capital over time and obtaining returns competitive with industry benchmarks. Through its investments, the Trust also seeks to increase the supply of affordable housing for working families, generate union jobs and strengthen communities across the United States.

Message from the

Chairman

[PHOTO]

                 Richard Ravitch

                        Chairman
AFL-CIO Housing Investment Trust

I am pleased to report that the AFL-CIO Housing Investment Trust (the Trust) has completed another year of producing competitive returns for its investors and financing innovative housing initiatives that demonstrate once again the Trust's unique role in the portfolios of our pension plan investors.

In 2006, the Trust maintained its highly competitive performance, exceeding its benchmark, the Lehman Brothers Aggregate Bond Index, by 32 basis points for the year on a net basis. The consistency of its performance is evident in its returns for longer periods as well, as discussed in this report. As a high credit-quality fixed-income investment, the Trust continues to help its investors achieve desired portfolio diversification and capital preservation, while also creating and preserving affordable housing, generating good jobs, and strengthening communities across the country. That is a lot to ask of an investment, and once again the Trust has delivered.

The pension investment environment has changed significantly in the four decades during which the Trust and its predecessor fund have been serving the men and women of the labor movement. The Trust's performance reflects its ability to develop innovative investment tools and collaborative relationships to take advantage of evolving market opportunities. One thing that has not changed, though, is the Trust's dedication to the growth and security of its investors' assets. With its specialization in multifamily securities, the Trust has created a secure niche in the fixed-income market from which it has been successful in generating added value for investors. Moreover, the Trust operates in a regulated environment in which it makes regular filings with the Securities and Exchange Commission, including its audited financial statements. This offers investors the peace of mind that comes from full knowledge of how their assets are being managed.

Building on these achievements, the Trust will continue to strive to meet its participants' needs for competitive fixed-income returns. We feel confident that the Trust is well positioned to meet those needs in the period ahead.

/s/ Richard Ravitch

Richard Ravitch

                              ANNUAL REPORT   2006                             1

Message from the

AFL-CIO President

[PHOTO]

   John J. Sweeney
President, AFL-CIO

For decades, the AFL-CIO Housing Investment Trust has successfully worked to fulfill its primary mission of investing union pension assets in America's communities to achieve financial security for working people. The year 2006 was no exception as the Trust continued to achieve competitive returns while also contributing to the quality of life for working families through the affordable housing and good union jobs it financed across the country.

At no time have we had better reason to take pride in the Trust than in the last few years when our country suffered two unprecedented national disasters - the terrorist attacks of September 11, 2001, and the horrific destruction wrought by Hurricane Katrina along the Gulf Coast in 2005. Not only were union members among the first responders to both of these tragedies, but the Trust also stepped up to the plate with two long-term investment initiatives designed to breathe new life into the hard-hit communities. These innovative initiatives featured prominently in Trust activities in 2006.

In New York City, the Trust announced early in the year that it had exceeded its initial $500 million investment goal for the period that followed the 9/11 tragedy. The Trust also renewed its commitment to the working families of New York City with a new pledge that will further expand affordable multifamily housing and homeownership opportunities over the next five years.

In the wake of Hurricane Katrina, the Trust initiated an ambitious investment plan to aid in the region's recovery. Now that plan is on its way to reality with the 2006 launch of the AFL-CIO Gulf Coast Revitalization Program. The building trades unions are working closely with the Trust to ensure that community residents will be able to access the good union jobs created by this exciting program.

The AFL-CIO Housing Investment Trust exemplifies how working people benefit when unions and their employers take an active role in managing pension fund assets. We are proud to support the Trust as it works to ensure a secure future for pension beneficiaries while seeking solutions to some of our country's most pressing housing needs.

/s/ John J. Sweeney

John J. Sweeney

2                      AFL-CIO   HOUSING INVESTMENT TRUST

--------------------------------------------------------------------------------
Report to Participants
--------------------------------------------------------------------------------

Discussion of Performance

--------------------------------------------------------------------------------

Outperforming the Benchmark

The AFL-CIO Housing Investment Trust completed 2006 with a net return of 4.65 percent for the year, outperforming its benchmark, the Lehman Brothers Aggregate Bond Index (Aggregate or benchmark), by 32 basis points. The benchmark reported a return of 4.33 percent for the year. The Trust also exceeded the benchmark over longer periods, with net returns for the Trust of 3.83 percent, 5.34 percent, and 6.51 percent for the three-, five- and ten-year periods, respectively. This compared to the Aggregate's 3.70 percent, 5.06 percent and
6.24 percent for those periods.

Market Environment

The U.S. fixed-income markets were characterized by four significant developments in the 12-month period ending December 31, 2006:

o     Interest rates increased across the yield curve.

o     Short-term interest rates increased more than longer-term rates.

o The yield curve was inverted with overnight rates higher than the yield on 10-year Treasuries for a significant period.

o     The Federal Reserve raised the Federal Funds Rate from 4.25 percent to
      5.25 percent.

Each  of these played an important role in the market during the year.

The Federal Reserve held back on further increases in interest rates after its June 29 meeting, as inflation indicators eased in the latter half of the year. This ended a run of 17 consecutive increases in interest rates by the Federal Reserve dating from June 30, 2004. The economy began to show signs of slowing midway through 2006, primarily as a result of a significant slowdown in the residential housing sector and higher energy prices.

--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant's units when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com.

The Lehman Brothers Aggregate Bond Index is an unmanaged index and is not available for direct investment. Its returns would be lower if they reflected the expenses associated with active management of an actual portfolio.

Investors should consider the Trust's investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the Trust by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the Trust's website at www.aflcio-hit.com. The prospectus should be read carefully before investing.

--------------------------------------------------------------------------------

Competitive Performance

Average Annual Total Return

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

             AFL-CIO Housing       Lehman Brothers
             Investment Trust   Aggregate Bond Index
--------------------------------------------------------------------------------
1 Year             4.65%                4.33%
3 years            3.83%                3.70%
5 Years            5.34%                5.06%
10 Years           6.51%                6.24%

Comparison of $50,000 Investment in the Trust and Lehman Aggregate

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

AFL-CIO Housing Investment Trust
Value Growth of $50,000 Invested

                                   Lehman         HIT net
               December-96            50.00           50.00
               December-97            54.83           55.37
               December-98            59.59           59.95
               December-99            59.10           59.61
               December-00            65.97           66.95
               December-01            71.54           72.45
               December-02            78.88           80.88
               December-03            82.12           83.93
               December-04            85.68           87.46
               December-05            87.76           89.77
               December-06            91.56           93.95

--------------------------------------------

                          HIT       $93,953

                       Lehman       $91,562

--------------------------------------------

The Trust's performance assumes reinvestment of dividends and capital gains.

                              ANNUAL REPORT   2006                             3

--------------------------------------------------------------------------------
Report to Participants
--------------------------------------------------------------------------------

DISCUSSION OF PERFORMANCE

--------------------------------------------------------------------------------

U.S. Treasury Yield Curve Shift

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

 Years to
 Maturity      12/31/2005      6/30/2006    12/31/2006
   0.25           4.08           4.98          5.01
      2           4.40           5.15          4.81
      3           4.36           5.12          4.73
      5           4.35           5.09          4.69
     10           4.39           5.14          4.70
     30           4.54           5.19          4.81

Source: Bloomberg L.P., 2007

Single Family Housing Starts 2003-2006 (annualized, in thousands)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                        Housing Starts in thousands
        Jan-03                    1853
        Feb-03                    1629
        Mar-03                    1726
        Apr-03                    1643
        May-03                    1751
        Jun-03                    1867
        Jul-03                    1897
        Aug-03                    1833
        Sep-03                    1939
        Oct-03                    1967
        Nov-03                    2083
        Dec-03                    2057
        Jan-04                    1911
        Feb-04                    1846
        Mar-04                    1998
        Apr-04                    2003
        May-04                    1981
        Jun-04                    1828
        Jul-04                    2002
        Aug-04                    2024
        Sep-04                    1905
        Oct-04                    2072
        Nov-04                    1782
        Dec-04                    2042
        Jan-05                    2137
        Feb-05                    2213
        Mar-05                    1856
        Apr-05                    2079
        May-05                    2034
        Jun-05                    2078
        Jul-05                    2070
        Aug-05                    2075
        Sep-05                    2158
        Oct-05                    2046
        Nov-05                    2131
        Dec-05                    2002
        Jan-06                    2265
        Feb-06                    2132
        Mar-06                    1972
        Apr-06                    1832
        May-06                    1953
        Jun-06                    1833
        Jul-06                    1760
        Aug-06                    1659
        Sep-06                    1724
        Oct-06                    1478
        Nov-06                    1572
        Dec-06                    1642

Source: U.S. Census Bureau

Home price appreciation slowed from the pace of 2005 as demand for homes slackened. This led to a 12.3 percent decrease in average monthly annualized housing starts from 2.1 million in 2005 to 1.8 million in 2006, the U.S. Census Bureau reported. New home sales fell from an average annual rate of 1.3 million in 2005 to 1.1 million in 2006, while the inventory of unsold new homes rose from an average of 4.4 months supply in 2005 to 6.4 months supply in 2006. Energy costs experienced volatility as the price of a barrel of crude oil spiked to the mid-$70s during the summer before falling to the low $60s by year-end. Inflation, measured by the "core" Consumer Price Index, which excludes volatile energy and food costs, rose 2.6 percent in 2006, up from 2.2 percent in 2005. The inflation rate began to slow gradually towards the latter part of the year, however, with monthly increases remaining at or below 0.2 percent. The economy added an average of 187,000 new jobs per month in 2006, compared to a monthly average of 212,000 in 2005. The manufacturing sector continued to lag other sectors, losing an average of approximately 7,000 jobs per month.

Portfolio Strategy

The Trust's strong performance in comparison to its benchmark was once again attributable in part to its high credit-quality non-Treasury investments. The Trust obtained a yield advantage over the benchmark from its emphasis on multifamily mortgage-backed securities (MBS) that are insured or guaranteed by a government-sponsored enterprise (GSE) or a U.S. government agency. These investments -- often referred to as agency multifamily MBS - tend to produce higher yields than other securities with similar credit ratings.

Active management of duration again served the Trust well in 2006. Duration is a measure of a fund's sensitivity to changes in the direction of interest rates. The Trust managed the portfolio duration to be effectively neutral but slightly short of the benchmark. This "duration neutral" position meant that the Trust's portfolio maintained roughly the same sensitivity to interest rate moves as its benchmark index.

Early in the year, the Trust received authority to invest up to 10 percent of its net assets in AAA-rated private-label commercial mortgage-backed securities
(CMBS). The new authority proved timely. Although CMBS comprised just 5.88 percent of the portfolio at December 31, the Trust's exposure to this investment contributed to its strong performance against its benchmark, as CMBS was one of the best performing sectors of the Lehman Aggregate in 2006. Agency multifamily MBS tend to perform very similarly to private-label CMBS. The Trust benefited by overweighting the portfolio with both of these investment types.

4                      AFL-CIO   HOUSING INVESTMENT TRUST

--------------------------------------------------------------------------------

Finally, it should be noted that corporate bonds and lower-rated investment-grade securities had a strong year. The Trust is not authorized to invest in these types of securities, and its structural underweight could have dampened its performance were it not for its corresponding overweight in high quality agency and private-label multifamily CMBS, which performed well.

The Year Ahead

The two- and ten-year U.S. Treasuries ended the year 48 and 55 basis points, respectively, below their highest levels of 2006. Economic growth had slowed significantly by year-end from the 5.6 percent annualized growth rate of the first quarter. A big question for those looking ahead was whether past interest rate hikes and the slowdown in the housing market had reduced inflationary pressures and economic growth enough to spur interest rate cuts by the Federal Reserve in 2007.

Should the slowdown in the residential housing market continue into 2007, the Trust's ongoing strategy of underweighting the lower-quality sectors of the investment-grade fixed income market is expected to continue to serve its investors well. The Trust expects to continue its long-term strategy of overweighting in agency-credit quality multifamily MBS in the period ahead, since this sector has a record of outperforming other investments with similar credit ratings. The Trust also anticipates maintaining its strategy of interest rate neutrality relative to its benchmark, which will help to minimize interest rate risk at a time of general uncertainty about the likely path of interest rates in the coming year.

An important emphasis for the Trust will be to maintain and increase its commitments for multifamily mortgage investments. This is a sector that has provided relative value over other investment grade bonds in the benchmark, and a sector in which the Trust possesses special expertise drawn from years of experience in sourcing and investing in multifamily projects. These investments also contribute to the Trust's secondary objectives of providing affordable housing and union jobs.

                          Trust Portfolio Distrubution*

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Construction and Permanent Mortgages                               3.05%

U.S. Treasury and Government-Sponsored Enterprise Securities       1.46%

AAA-Rated Private-Label Commercial Mortgage-Backed Securities      5.88%

Cash and Cash Equivalents                                          2.35%

Short-Term Intermediate Securities                                 0.05%

Multifamily Permanent Mortgage-Backed Securities                  46.93%

Single Family Mortgage-Backed Securities                          31.10%

Multifamily Construction Mortgage-Backed Securities                8.76%

State Housing Finance Agency Securities                            0.42%

*     Includes funded and unfunded commitments.

                              ANNUAL REPORT   2006                             5

--------------------------------------------------------------------------------
Report to participants
--------------------------------------------------------------------------------

Investment Dollars at Work

--------------------------------------------------------------------------------

Creating and Preserving Multifamily Housing

The Trust committed $77.1 million in financing in 2006 that will create or preserve 1,366 units of multifamily housing in urban areas such as Chicago, Boston and New York. The great majority of these housing units, 94 percent, will be affordable to working families and seniors with low or moderate incomes. While helping communities meet their urgent housing needs, Trust investments also generated good union jobs, helped stimulate local economies and leveraged almost $75 million of additional investment capital for housing.

The year's multifamily commitments included $47.5 million for eight transactions that were financed with FHA mortgage insurance. The Trust's relationships with state housing finance agencies in Massachusetts and Illinois resulted in $18.2 million in commitments for four multifamily projects in those two states with development costs of $76.2 million. Because many projects were delayed by market conditions in 2006, a substantial pipeline of prospective projects had been assembled by year-end as a basis for action in 2007.

Initiative Investing

During 2006, the Trust took steps to assure the future growth of its targeted community investing initiatives in New York City, Chicago, and along the Gulf Coast.

New York City Community Investment Initiative: In early 2006, the Trust announced the second phase of this initiative with a renewed commitment to preserve housing affordability and promote homeownership for working families in New York City. Goals for phase two include $250 million in multifamily investments over the next five years. Single family mortgages are being offered to union members and city employees through a $1 billion homeownership program with Chase and Union Privilege. By the end of 2006, the Trust had made headway toward these phase two goals with $47.3 million in multifamily investments and $252.3 million in home loans through Chase and Union Privilege. The Trust first established this investment initiative in the aftermath of the 9/11 terrorist attacks as a way to attract needed investment capital to New York. It exceeded its original $500 million investment goal one year ahead of schedule. The Trust's investments have stimulated over $1.2 billion in total investments in New York since the inception of the initiative in 2002.

Chicago Community Investment Plan: Since implementing this initiative in 2005, the Trust has moved forward with $68.6 million in financing for multifamily projects representing over 1,200 housing units in the Chicago area. Ninety percent of the housing financed through the initiative is designated as affordable to low- and moderate-income households. The initiative builds on the Trust's long history of working with the City of Chicago to help meet residents' housing needs.

AFL-CIO Gulf Coast Revitalization Program: As part of the AFL-CIO Investment Program, the Trust took part in the planning and launch of the AFL-CIO Gulf Coast Revitalization Program in 2006. The Trust has set a goal of investing $600 million over the next seven years to help meet critical housing needs of Gulf Coast residents. This initiative is working to stimulate a total of $1 billion in housing and economic development investments over the next seven years to aid in the region's recovery from the 2005 hurricanes. To support its efforts, the Trust has brought together a broad coalition of local and national groups committed to affordable housing in the region.

These special initiatives are not only helping the Trust expand its investment activity but are also providing resources to assist these regions and their residents to meet extraordinary housing needs.

6                      AFL-CIO   HOUSING INVESTMENT TRUST

--------------------------------------------------------------------------------

Project Profiles

Among the projects for which financing was committed in 2006:

Ashmont Transit Oriented Development: The Trust collaborated with MassHousing, the Massachusetts state housing finance agency, to help finance construction of this $48.6 million multifamily project in Boston's Dorchester neighborhood. Nearby public transportation will serve the residents of the 116 units.

John M. Evans Supportive Living Community: The Trust teamed up with the Laborers' Home Development Corporation and the Illinois Housing Development Authority to provide $5.6 million in financing for this $10.2 million housing facility for seniors in Pekin, Illinois.

Cedar River Tower: With $3.3 million in financing from the Trust, affordability is being preserved at this 85-unit residence serving elderly and handicapped individuals in Waterloo, Iowa. All residents of the facility are eligible for
Section 8 rental assistance.

Bronx Healthcare Centers: The Trust provided $22.1 million to refinance two skilled nursing facilities in the Bronx, New York, which will help preserve quality health care for local residents. The Eastchester Rehabilitation and Healthcare Center and the Bronx Center for Rehabilitation and Healthcare provide a total of 400 beds, serving primarily individuals receiving Medicaid or Medicare.

Bloomingdale Horizon Senior Living Community: A $3.3 million investment from the Trust will be used in the construction of a $17.5 million project that will create 91 units of mixed-income housing for older residents of Bloomingdale, outside of Chicago.

SEBCO I & II: The Trust provided $25.2 million in financing to help preserve the affordability of 361 units of Section 8 rental housing in the Bronx, New York. With these two projects, the Trust helped carry on a decades-long community development effort led by the South East Bronx Community Organization (SEBCO) to combat blight and deterioration in the Hunt's Point neighborhood of the Bronx.

Roosevelt-Independence Apartments: An important source of affordable housing for residents of Chicago's historic North Lawndale neighborhood is undergoing substantial rehabilitation with the help of $4.9 million in HIT financing. With all residents eligible for Section 8 rental assistance, the project represents much-needed affordable housing in an emerging neighborhood experiencing significant growth in real estate prices and value.

                                    [GRAPHIC]

                           Ashmont Transit Oriented
                           Development:
                           Dorchester, Massachusetts

                                    [GRAPHIC]

                           Cedar River Tower:
                           Waterloo, Iowa

                                    [GRAPHIC]

                           Bloomingdale Horizon Senior
                           Living Community:
                           Bloomingdale, Illinois

                              ANNUAL REPORT   2006                             7

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Other Important Information
--------------------------------------------------------------------------------

2006 Participants Meeting

The 2006 Annual Meeting of Participants was held in Washington, D.C., on Tuesday, August 15, 2006. The following matters were put to a vote of Participants at the meeting through the solicitation of proxies:

Richard Ravitch was reelected to chair the Board of Trustees by: votes for 2,258,935.025; votes against 0; votes abstaining 92,682.761; votes not cast 2,351,617.786.

The table below details votes pertaining to Trustees who were reelected at the Annual Meeting.

The following Trustees were not up for reelection and their terms of office continued after the Annual Meeting: John J. Sweeney, Linda Chavez-Thompson, Frank Hurt, Richard Trumka, James A. Williams, George Latimer, Jack Quinn, and Tony Stanley.

Ernst & Young LLP was ratified as the HIT's Independent Registered Public Accounting Firm by: votes for 2,259,006.013; votes against 0; votes abstaining 92,611.773; votes not cast 2,351,617.786.

Availability of Quarterly Portfolio Schedule

In addition to disclosure in the Annual and Semi-Annual Report to Participants, the Trust also files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are made available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC (information relating to the hours and operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330). Participants may also obtain copies of the Trust's Forms N-Q, without charge, upon request, by calling the Trust collect at 202-331-8055.

Proxy Voting Record

The Trust invests exclusively in non-voting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. During the twelve-month period ended June 30,2006, the Trust held no voting securities in its portfolio. The Trust's proxy voting report on Form N-PX for the twelve-month period ended June 30, 2006, is available on the SEC's website at http://www.sec.gov. Participants may also obtain a copy of the Trust's report on Form N-PX, without charge, upon request, by calling the Trust collect at 202-331-8055.

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Participants Meeting

Trustee                                Votes For  Votes Against   Votes Abstaining*
-----------------------------------------------------------------------------------
John J. Flynn                      2,169,229.864     89,892.718          92,495.204
Edward C. Sullivan                 2,169,229.864     89,892.718          92,495.204
Jon F. Walters                     2,259,122.582              0          92,495.204
Stephen Frank                      2,259,051.594              0          92,566.192
Marlyn J. Spear                    2,259,051.594              0          92,566.192
-----------------------------------------------------------------------------------

*     Votes not cast: 2,351,617.786.

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8                      AFL-CIO   HOUSING INVESTMENT TRUST

Expense Example

Participants in the Trust incur ongoing expenses related to the management and distribution activities of the Trust, as well as certain other expenses. This example is intended to help participants understand the ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $50,000 invested at the beginning of the period July 1, 2006, and held for the entire period ended December 31, 2006.

Actual Expenses: The first line of the table below provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $50,000 (for example, an $800,000 account value divided by $50,000 = 16), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses paid on a particular account during this period.

Hypothetical Expenses (for Comparison Purposes Only): The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Trust's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Trust's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the Trust and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the Trust charges no transactional costs, such as sales charges (loads) or redemption fees.

Investment Advisory Agreement Approval

On July 12, 2006, the Board of Trustees met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement ("Advisory Agreement") between the Trust and Wellington Management Company, LLP ("Wellington"). Unlike most other mutual funds, the Trust's portfolio is internally managed, except for a portion of its short-term cash which is managed by Wellington. The Trust has historically managed its cash position to be less than two percent of its assets at the end of each quarter. The Trustees accordingly took note that although for purposes of the Investment Company Act of 1940 (the "Investment Company Act"), Wellington is the Trust's investment adviser, Wellington manages only a small percentage of the Trust's assets. The Board of Trustees has previously considered the Trust's internal management structure and made a determination that the structure is in the best interests of the Trust and its participants.

--------------------------------------------------------------------------------

Expense Example

                                Beginning           Ending          Expenses Paid During
                              Account Value      Account Value     Six-Month Period Ended
                              July 1, 2006    December 31, 2006      December 31, 2006*
-----------------------------------------------------------------------------------------
Actual expenses                 $  50,000        $  52,618.73            $  106.05
-----------------------------------------------------------------------------------------
Hypothetical expenses
(5% return before expenses)     $  50,000        $  51,156.93            $  104.54
-----------------------------------------------------------------------------------------

* Expenses are equal to the Trust's annualized expense ratio of 0.41 %, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

                              ANNUAL REPORT   2006                             9

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Other Important Information
--------------------------------------------------------------------------------

In evaluating the Advisory Agreement, the Board ofTrustees considered a variety of information relating to the Trust and Wellington. The Trustees considered materials prepared by Wellington, which provided an overview of Wellington, the services provided to the Trust, Wellington personnel serving the Trust, the investment performance of Trust assets managed by Wellington, and a comparison of fees charged by Wellington to the Trust and another similar fund. Representatives of Wellington met with the Trustees at the July 12, 2006 meeting to review these materials. The Trustees also considered materials which outlined the requirements of the Investment Company Act with respect to the approval of investment advisory agreements and requested and received the advice of the Trust's outside counsel.

In the course of their deliberations regarding the Advisory Agreement, the Trustees considered the following factors, among other things: the nature, extent and quality of the services provided by Wellington; the investment performance of the Trust; the cost of services to be provided by Wellington; the extent to which economies of scale would be realized as the Trust grows; and whether fee levels reflect these economies of scale for the benefit of the Trust's participants.

Nature, Extent and Quality of the Services under the Advisory Agreement: In considering the nature, extent and quality of services provided to the Trust under the Advisory Agreement, the Trustees reviewed information describing the services provided by Wellington to the Trust. The Trustees also reviewed information on Wellington personnel serving the Trust, including biographical information and a description of the responsibilities of the personnel, and concluded that Wellington's personnel are well qualified to perform the services set forth in the Advisory Agreement. In addition, the Trustees considered the financial condition and stability of Wellington. It was noted in its section 15(c) report that Wellington manages over $542 billion of client assets and serves as an investment adviser for over 1,000 clients -- all institutions. The Trustees also reviewed Wellington's certification that its code of ethics contains provisions necessary to prevent access persons from engaging in conduct prohibited by Rule 17j-1 of the Investment Company Act. Based on the foregoing, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Trust under the Advisory Agreement.

Investment Performance: The Trustees reviewed the short-term returns of Trust assets under management by Wellington, including periods of outperformance and underperformance against relevant benchmarks, and determined that the returns provided by Wellington have been in line with expectations.

Cost of Services Provided: The Trustees considered information comparing the advisory fee charged to the Trust with those of a similar fund advised by Wellington. The Trustees concluded that, while Wellington's advisory fee is higher for the Trust, based on the relatively small percentage of the Trust's assets under management compared to the other fund, the level of fees charged bears a reasonable relationship to the services provided pursuant to the Advisory Agreement. The Trustees did not consider the profitability of Wellington in determining whether to approve the advisory fee. Wellington is an independent firm and the advisory fee is the result of an arm's length negotiation between the Trust and Wellington. Because the Trust is internally managed, Trustees also considered the relative expense of Wellington compared to the cost of adding staff to the Trust's portfolio management group to perform the services provided by Wellington.

Economies of Scale: The Trustees reviewed the structure of the advisory fee under the Advisory Agreement and concluded that the Trust's participants benefit from economies of scale as the Trust's assets grow because of the breakpoint that reduces the advisory fee on assets managed by Wellington above a specified level.

Conclusion: Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees concluded it would be in the best interest of the Trust and its participants to approve a renewal of the Advisory Agreement.

10                     AFL-CIO   HOUSING INVESTMENT TRUST

2006

FINANCIAL STATEMENTS

[GRAPHICS]

[LOGO]                                 American Federation of Labor
                                       and Congress of Industrial Organizations
                                       Housing Investment Trust

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Participants of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust:

We have audited the accompanying statement of assets and liabilities of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the "Trust"), including the schedule of portfolio investments, as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst + Young LLP
McLean, Virginia
February 9, 2007

12                     AFL-CIO   HOUSING INVESTMENT TRUST

Statements of Assets and Liabilities

December 31, 2006 (Dollars in thousands)

Assets
--------------------------------------------------------------------------------
   Investments, at fair value (amortized cost $3,628,791)         $   3,632,733
   Cash and cash equivalents                                             48,081
   Accrued interest receivable                                           17,831
   Accounts receivable                                                      932
   Prepaid expenses and other assets                                        933
================================================================================
Total Assets                                                          3,700,510
================================================================================

Liabilities
--------------------------------------------------------------------------------
   Accounts payable and accrued expenses                                  2,918
   Payables for investments purchased                                    33,264
   Redemptions payable                                                   55,423
   Refundable deposits                                                      930
   Income distribution payable, net of dividends
      reinvested of $13,111                                               2,296
================================================================================
Total Liabilities                                                        94,831
================================================================================

Net Assets Applicable to Participants' Equity --
--------------------------------------------------------------------------------
      Certificates of Participation -- Authorized Unlimited;
         Outstanding 3,334,684 Units                              $   3,605,679
--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Unit of Participation (in dollars)            $    1,081.27
================================================================================

Participants' Equity
--------------------------------------------------------------------------------
Participants' equity consisted of the following:
Amount invested and reinvested by current participants            $   3,619,844
Net unrealized appreciation of investments                                3,942
Undistributed net investment income                                       3,050
Accumulated net realized losses                                         (21,157)
================================================================================
Total Participants' Equity                                        $   3,605,679
================================================================================

See accompanying Notes to Financial Statements.

                              ANNUAL REPORT   2006                            13

--------------------------------------------------------------------------------
Schedule of Portfolio Investments December 31, 2006 (Dollars in thousands)
--------------------------------------------------------------------------------

FHA Permanent Securities (4.2% of net assets)

                Interest Rate      Maturity Dates   Face Amount   Amortized Cost         Value
----------------------------------------------------------------------------------------------
Single Family           7.75%   Jul-2021-Aug-2021   $        34   $           34   $        34
                        8.00%            Jul-2021            33               33            33
----------------------------------------------------------------------------------------------
                                                             67               67            67
----------------------------------------------------------------------------------------------
Multifamily(1)          5.25%            Mar-2024         5,119            5,146         4,990
                        5.60%            Jun-2038         2,878            2,882         2,874
                        5.62%            Jun-2014           724              724           717
                        5.65%            Oct-2038         2,208            2,278         2,199
                        5.87%            Jun-2044         1,967            1,968         2,005
                        6.02%            Jun-2035         6,958            6,958         7,124
                        6.40%            Aug-2046         4,107            4,104         4,401
                        6.65%            Apr-2040           940              948         1,003
                        6.66%            May-2040         5,752            5,752         5,867
                        6.70%            Dec-2042         6,010            6,009         6,287
                        6.75%   Feb-2039-Jul-2040         5,535            5,496         5,854
                        6.88%            Apr-2031        28,605           28,289        29,644
                        7.00%            Jun-2039         6,034            6,073         6,161
                        7.05%            Jul-2043         5,327            5,327         5,703
                        7.13%            Mar-2040         7,887            7,859         8,557
                        7.20%   Nov-2033-Oct-2039        10,066           10,065        10,891
                        7.50%            Sep-2032         1,624            1,628         1,827
                        7.70%            Oct-2039        12,099           12,036        12,453
                        7.75%            Oct-2038         1,395            1,388         1,413
                        7.88%            Jul-2038         5,065            5,066         5,014
                        7.93%            Apr-2042         2,894            2,894         3,324
                        8.15%            Mar-2037         1,192            1,306         1,254
                        8.27%            Jun-2042         2,532            2,532         2,813
                        8.38%            Feb-2007           178              187           179
                        8.40%            Apr-2012           684              684           687
                        8.75%   Jul-2036-Aug-2036        11,822           11,768        11,837
                        8.80%            Oct-2032         5,340            5,340         5,340
                        8.88%            May-2036         2,399            2,365         2,410
----------------------------------------------------------------------------------------------
                                                        147,341          147,072       152,828
==============================================================================================
Total FHA Permanent Securities                      $   147,408   $      147,139   $   152,895
==============================================================================================

FHA Construction Securities and Commitments (0.5% of net assets)

                           Interest Rates(2)       Maturity   Commitment
                        Permanent   Construction     Date       Amount     Face Amount   Amortized Cost      Value
-------------------------------------------------------------------------------------------------------------------
Multifamily(1)              5.35%          5.35%   Mar-2047   $    8,050   $     8,050   $        8,060   $  7,913
                            5.55%          5.55%   May-2042        8,950         8,950            8,954      8,928
-------------------------------------------------------------------------------------------------------------------
                                                                  17,000        17,000           17,014     16,841
-------------------------------------------------------------------------------------------------------------------
Forward Commitments(1)      5.89%          5.89%   Mar-2038        5,350            --               --        (31)
-------------------------------------------------------------------------------------------------------------------
                                                                   5,350            --               --        (31)
===================================================================================================================
Total FHA Construction Securities and Commitment              $   22,350   $    17,000   $       17,014   $ 16,810
===================================================================================================================

14                     AFL-CIO   HOUSING INVESTMENT TRUST

Ginnie Mae Securities and Commitments (28.5% of net assets)

                 Interest                       Commitment
                   Rate        Maturity Dates     Amount     Face Amount   Amortized Cost      Value
----------------------------------------------------------------------------------------------------
Single Family      3.75%             Dec-2033                   $ 15,106         $ 15,036   $ 14,914
                   5.50%    Jan-2033-Aug-2033                      9,831            9,939      9,807
                   6.00%    Jan-2032-Jun-2033                      5,320            5,501      5,410
                   6.50%    Jul-2028-Dec-2028                        466              466        481
                   7.00%    Nov-20l6-Jan-2030                      8,365            8,547      8,665
                   7.50%    Apr-2013-Aug-2030                      8,082            8,258      8,413
                   8.00%    Nov-2009-Nov-2030                      3,282            3,367      3,450
                   8.50%    Nov-2009-Aug-2027                      2,856            2,920      3,066
                   9.00%    May-20l6-Jun-2025                        800              820        874
                   9.50%    Sep-2021-Sep-2030                        271              275        300
                  10.00%             Jun-2019                          1                1          1
                  13.00%             Jul-2014                          1                1          1
                  13.25%             Dec-2014                          1                1          1
----------------------------------------------------------------------------------------------------
                                                                  54,382           55,132     55,383
----------------------------------------------------------------------------------------------------
Multifamily(1)     2.91%    Jun-2018-Aug-2020                      7,939            7,865      7,609
                   3.53%             Jan-2032                      1,352            1,291      1,300
                   3.61%             May-2018                     18,194           17,865     17,664
                   3.62%             May-2017                     23,055           22,289     22,307
                   3.65%    Sep-2017-Oct-2027                     19,284           19,059     18,563
                   3.96%             May-2032                      1,000              946        961
                   4.25%    Feb-2031-Feb-2039                     11,000           10,673     10,493
                   4.26%             Jul-2029                      3,000            2,992      2,886
                   4.43%    Apr-2034-Jun-2034                    109,470          107,210    102,793
                   4.49%             Apr-2023                      8,531            8,531      8,288
                   4.59%             May-2033                     16,300           16,291     15,998
                   4.65%             Mar-2026                        448              447        442
                   4.66%             Dec-2030                      8,617            8,687      8,364
                   4.70%             Dec-2024                     13,310           13,001     13,046
                   4.71%             May-2025                     33,294           33,282     32,505
                   4.78%             Apr-2034                     28,561           29,844     28,062
                   4.88%             Mar-2036                     17,000           16,753     16,512
                   4.92%    Feb-2034-May-2034                     65,000           64,665     63,475
                   5.00%             Dec-2033                      5,321            5,379      5,208
                   5.05%             Nov-2028                     32,000           32,099     31,772

                                                                       continued

                              ANNUAL REPORT   2006                            15

--------------------------------------------------------------------------------
Schedule of Portfolio Investments December 31, 2006 (Dollars in thousands)
--------------------------------------------------------------------------------

Ginnie Mae Securities and Commitments (28.5% of net assets) continued

                                           Commitment
       Interest Rate      Maturity Dates     Amount     Face Amount   Amortized Cost         Value
--------------------------------------------------------------------------------------------------
                5.08%           Jan-2030                     24,025           23,542        23,858
                5.12%           Feb-2037                     10,000           10,182         9,800
                5.13%           Jul-2024                     12,000           11,967        11,940
                5.15%           Jun-2023                     36,081           36,764        35,445
                5.21%           Jan-2045                      5,743            5,744         5,670
                5.25%  Feb-2031-Oct-2044                     76,831           76,741        76,460
                5.30%           Apr-2039                     55,000           54,101        54,676
                5.32%           Aug-2030                     35,000           34,847        34,972
                5.34%           Jul-2040                     18,000           17,642        17,666
                5.38%           Apr-2025                        504              520           514
                5.40%           Nov-2015                        388              389           388
                5.45%           Mar-2042                      2,332            2,417         2,388
                5.50%  Sep-2023-Jul-2033                     37,814           39,607        38,050
                5.55%  May-2026-Mar-2045                     31,620           31,772        31,786
                5.58%  May-2031-Oct-2031                     94,581           94,973        95,423
                5.68%           Jul-2027                     15,152           15,136        15,410
                5.75%           Sep-2027                      3,269            3,331         3,406
                5.84%           May-2041                     11,770           12,398        12,364
                5.88%           Mar-2024                      4,276            4,277         4,279
                6.00%           Jan-2046                      3,669            3,673         3,915
                6.05%           Jun-2043                      6,088            6,088         6,393
                6.11%           Nov-2021                        204              204           204
                6.25%           Dec-2046                     18,916           18,915        20,489
                6.26%           Apr-2027                     10,000           10,765        10,362
                6.38%           Mar-2026                     10,000           10,291        10,425
                6.48%           Aug-2023                      3,464            3,464         3,540
                7.00%           Jun-2043                     28,565           28,564        30,486
                8.75%           Dec-2026                      3,957            3,957         3,957
--------------------------------------------------------------------------------------------------
                                                            981,925          981,440       972,514
--------------------------------------------------------------------------------------------------
Forward Commitments(1)
                5.25%           Jul-2036        8,173            --               61            39
                5.75%  Dec-2026-Jul-2037        7,357            --               52           276
                5.85%           Dec-2037        3,250            --               --           127
--------------------------------------------------------------------------------------------------
                                               18,780            --              113           442
==================================================================================================
Total Ginnie Mae Securities and Commitments  $ 18,780   $ 1,036,307      $ 1,036,685   $ 1,028,339
==================================================================================================

16                     AFL-CIO   HOUSING INVESTMENT TRUST

Ginnie Mae Construction Securities and Commitments (5.8% of net assets)

                  Interest Rates(2)                            Commitment
              Permanent   Construction        Maturity Date      Amount     Face Amount   Amortized Cost       Value
--------------------------------------------------------------------------------------------------------------------
Multifamily(1)     4.70%          4.70%            Jan-2047(3)  $   6,035     $   6,035        $   6,047   $   5,855
                   4.74%          4.74%            Feb-2045(3)      6,418         5,887            5,692       5,646
                   4.83%          4.83%            May-2046(3)      5,650         5,650            5,650       5,484
                   4.94%          4.94%           June-2046(3)      4,000         4,000            4,005       3,908
                   5.10%          5.10%            Oct-2046        25,363        23,814           23,947      23,919
                   5.20%          5.20%            Mar-2047        26,236        23,161           23,426      22,744
                   5.21%          5.21%            Jan-2047(3)     16,188        11,677           11,547      11,567
                   5.34%          5.34%            Mar-2046        11,340        10,178           10,195      10,155
                   5.46%          5.46%            Feb-2047         3,165         2,751            2,774       2,824
                   5.51%          5.51%            Apr-2046        27,944        27,360           28,015      28,115
                   5.75%          5.75%            Aug-2046        18,424        17,178           17,194      17,734
                   5.85%          5.85%            Nov-2045         2,091         1,974            1,977       2,042
                   6.22%          5.75%            Aug-2035        14,599        11,932           11,942      12,689
                   6.25%          6.25%            Feb-2034         4,890           425              703         812
                   7.75%          7.25%            Aug-2035        51,779        51,780           51,533      55,921
====================================================================================================================
Total Ginnie Mae Construction Securities and Commitments        $ 224,122     $ 203,802        $ 204,647   $ 209,415
====================================================================================================================

Fannie Mae Securities (35.5% of net assets)

                          Interest Rate      Maturity Dates                 Face Amount   Amortized Cost       Value
--------------------------------------------------------------------------------------------------------------------
Single Family                     3.97%            Aug-2033                     $ 1,780          $ 1,775     $ 1,749
                                  4.00%            Jul-2033                      12,163           12,245      12,020
                                  4.10%            Jul-2033                       5,634            5,587       5,562
                                  4.27%  May-2033- Nov-2033                      42,094           42,096      41,671
                                  4.50%   Jun-2018-Feb-2019                      14,900           15,121      14,402
                                  4.61%            Aug-2034                         832              837         824
                                  4.80%            Sep-2035                       5,292            5,267       5,269
                                  5.00%   Jul-2018-Jul-2035                      70,872           71,118      69,144
                                  5.50%   Jul-2017-Aug-2036                     200,667          202,241     198,836
                                  6.00%   Apr-2016-Jun-2036                     212,446          214,843     214,037
                                  6.50%   Nov-2016-May-2036                      57,602           58,359      58,743
                                  7.00%   Nov-2013-May-2032                       7,850            7,937       8,101
                                  7.50%   Nov-2016-Sep-2031                       2,866            2,847       2,981
                                  8.00%   Jun-2012-May-2031                       1,733            1,755       1,806
                                  8.50%   Nov-2009-Apr-2031                       1,243            1,263       1,317
                                  9.00%   Jul-2009-May-2025                         359              361         387
--------------------------------------------------------------------------------------------------------------------
                                                                                638,333          643,652     636,849
--------------------------------------------------------------------------------------------------------------------

                                                                       continued

                              ANNUAL REPORT   2006                            17

--------------------------------------------------------------------------------
Schedule of Portfolio Investments December 31, 2006 (Dollars in thousands)
--------------------------------------------------------------------------------

Fannie Mae Securities (35.5% of net assets) continued

                 Interest Rate      Maturity Dates   Face Amount   Amortized Cost    Value
------------------------------------------------------------------------------------------
Multifamily(1)            4.10%           Jun-2027         9,498            9,290    9,168
                          4.22%           Jul-2018         4,975            4,632    4,711
                          4.48%           Oct-2031        17,687           17,691   17,318
                          4.66%  Jul-2021-Sep-2033         8,660            8,784    8,210
                          4.67%           Aug-2033         9,600            9,582    9,160
                          4.99%  Apr-2021-Aug-2021        42,368           42,352   41,215
                          5.15%           Oct-2022         4,717            4,757    4,691
                          5.35%  Apr-2012-Jun-2018        25,153           25,271   25,334
                          5.36%           Feb-2016         5,000            5,019    5,023
                          5.43%           Nov-2018         1,412            1,410    1,413
                          5.44%           Mar-2016         3,965            4,041    4,039
                          5.45%           May-2033         3,270            3,314    3,274
                          5.52%           May-2016        23,038           22,633   23,577
                          5.59%           May-2017         7,553            7,584    7,777
                          5.60%  Feb-2018-Jan-2024        12,936           12,937   13,258
                          5.62%           Jun-2011        28,945           28,607   29,044
                          5.70%  Mar-2009-Jun-2016         7,075            7,359    7,185
                          5.80%           May-2018(4)     53,569           53,195   55,230
                          5.85%           Oct-2008           940              961      940
                          5.86%           Dec-2016           415              419      429
                          5.92%           Dec-2016           412              418      425
                          5.96%           Jan-2029           490              500      509
                          6.03%           Jun-2017         1,931            2,069    2,040
                          6.06%           Jul-2034        10,699           11,163   11,203
                          6.10%           Apr-2011         2,796            2,852    2,885
                          6.13%           Dec-2016         3,730            4,016    3,965
                          6.14%           Sep-2033           325              350      345
                          6.15%           Oct-2032         3,738            3,842    3,947
                          6.16%           Aug-2013        12,245           13,070   12,359
                          6.19%           Jul-2013         5,000            5,347    5,223
                          6.22%           Aug-2032         1,909            1,976    2,025
                          6.23%           Sep-2034         1,559            1,660    1,655
                          6.27%           Jan-2012         2,136            2,161    2,237
                          6.28%           Nov-2028         3,475            3,762    3,695
                          6.35%  Jun-2020-Aug-2032        28,962           30,322   30,208
                          6.38%           Jul-2021         5,975            6,196    6,519
                          6.39%           Apr-2019         1,039            1,116    1,117

                                                                       continued

18                     AFL-CIO   HOUSING INVESTMENT TRUST

Fannie Mae Securities (35.5% of net assets) continued

 Interest Rate       Maturity Dates   Face Amount   Amortized Cost        Value
-------------------------------------------------------------------------------
         6.41%             Aug-2013         1,958            2,077        1,986
         6.42%             Apr-2011         1,404            1,473        1,424
         6.44%    Apr-2014-Dec-2018        47,380           47,922       51,731
         6.50%             Jun-2016         2,817            2,816        2,983
         6.52%             May-2029         6,003            6,691        6,527
         6.53%             May-2030         2,947            2,954        2,946
         6.63%    Jun-2014-Apr-2019         4,784            4,807        5,108
         6.65%    Aug-2007-Aug-2011         1,970            2,106        2,069
         6.70%             Jan-2011         2,497            2,624        2,532
         6.74%             Aug-2007        13,449           14,055       13,411
         6.79%             Aug-2009         7,278            7,265        7,513
         6.80%             Jul-2016           918              918          985
         6.85%             Aug-2014        45,063           45,018       49,474
         6.88%             Feb-2028         5,060            5,637        5,423
         6.91%             Jun-2007           734              745          736
         7.00%             Jun-2018         4,196            4,196        4,527
         7.01%             Apr-2031         3,546            3,581        3,899
         7.07%             Feb-2031        17,904           18,283       19,740
         7.18%             Aug-2016           566              566          617
         7.20%    Apr-2010-Aug-2029         9,506            9,255       10,301
         7.25%    Nov-2011-Jul-2012         8,948            8,948        9,236
         7.26%             Dec-2018        13,647           14,962       15,025
         7.46%             Aug-2029         9,729           11,068       10,818
         7.50%             Dec-2014         1,836            1,837        2,000
         7.57%             Feb-2024         6,643            7,416        6,762
         7.71%             Feb-2010         9,337            9,399        9,354
         7.75%    Dec-2012-Dec-2024         3,973            3,975        4,367
         8.00%             Nov-2019         2,207            2,200        2,216
         8.13%    Sep-2012-Aug-2020         8,896            8,867        9,095
         8.38%             Jan-2022           957              957          962
         8.40%             Jul-2023           524              515          601
         8.50%    Jan-2007-Sep-2026         5,594            5,990        6,327
         8.63%             Sep-2028         6,826            6,826        7,772
         9.13%             Sep-2015         2,927            2,912        2,945
-------------------------------------------------------------------------------
                                          619,221          629,519      642,765
===============================================================================
Total Fannie Mae Securities           $ 1,257,554   $    1,273,171   $1,279,614
===============================================================================

                              ANNUAL REPORT   2006                            19

--------------------------------------------------------------------------------
Schedule of Portfolio Investments December 31, 2006 (Dollars in thousands)
--------------------------------------------------------------------------------

Freddie Mac Securities (13.9% of net assets)

                             Interest Rate     Maturity Dates   Face Amount   Amortized Cost      Value
-------------------------------------------------------------------------------------------------------
Single Family                        4.00%           Oct-2033   $    10,467   $       10,320   $ 10,273
                                     4.22%           Jun-2033         4,102            4,086      4,047
                                     4.35%           Jul-2035         2,597            2,586      2,563
                                     4.50%  Aug-2018-Feb-2019        22,954           23,032     22,168
                                     5.00%  Jan-2019-Oct-2036        70,640           70,071     68,897
                                     5.05%           Apr-2035         2,673            2,673      2,653
                                     5.50%  Oct-2017-Dec-2036       100,985          100,971    100,068
                                     5.62%  Dec-2035-Feb-2036        51,910           51,888     51,933
                                     5.67%           Apr-2036         9,725            9,709      9,739
                                     6.00%  Mar-2014-Dec-2036       156,510          159,382    157,805
                                     6.50%  Feb-2007-Sep-2036        36,355           37,210     37,051
                                     7.00%  Mar-2011-Mar-2030         2,621            2,593      2,695
                                     7.50%  Jul-2010-Apr-2031         2,505            2,488      2,582
                                     8.00%  May-2008-Feb-2030         1,038            1,035      1,072
                                     8.50%  Jun-2010-Jan-2025           757              765        799
                                     9.00%  Sep-2010-Mar-2025           244              246        258
-------------------------------------------------------------------------------------------------------
                                                                    476,083          479,055    474,603
-------------------------------------------------------------------------------------------------------
Multifamily(1)                       5.42%           Apr-2016        10,000            9,903     10,059
                                     5.65%           Apr-2016        15,760           15,829     15,944
                                     8.00%           Feb-2009         2,633            2,624      2,644
-------------------------------------------------------------------------------------------------------
                                                                     28,393           28,356     28,647
=======================================================================================================
Total Freddie Mac Securities                                    $   504,476   $      507,411   $503,250
=======================================================================================================

Commercial Mortgage-Backed Securities (6.1% of net assets)

 Interest Rate                       Maturity Dates             Face Amount   Amortized Cost      Value
-------------------------------------------------------------------------------------------------------
         5.31%                    Dec-2039-Nov-2048             $    45,000   $       45,224   $ 44,699
         5.35%                             Nov-2038                  10,000           10,049      9,983
         5.37%                             Sep-2039                  15,000           15,135     15,005
         5.41%                             Dec-2040                  17,000           16,687     17,048
         5.54%                             Oct-2041                  27,000           27,146     27,332
         5.55%                             Apr-2038                  40,000           40,655     40,555
         5.56%                             Nov-2039                  25,000           25,124     25,340
         5.57%                             Oct-2048                  25,000           25,124     25,325
         5.61%                             Feb-2039                  15,000           15,141     15,205
=======================================================================================================
Total Commercial Mortgage-Backed Securities                     $   219,000   $      220,285   $220,492
=======================================================================================================

20                     AFL-CIO   HOUSING INVESTMENT TRUST

Government-Sponsored Enterprise Securities (1.2% of net assets)

       Issuer   Interest Rate                                   Maturity Date   Face Amount   Amortized Cost        Value
-------------------------------------------------------------------------------------------------------------------------
   Fannie Mae            6.00%                                       Feb-2020    $   45,000    $    45,233     $   44,517
=========================================================================================================================
Total Government-Sponsored Enterprise Securities                                 $   45,000    $    45,233     $   44,517
=========================================================================================================================

United States Treasury Securities (0.3% of net assets)

   Interest Rate                                               Maturity Dates   Face Amount   Amortized Cost        Value
-------------------------------------------------------------------------------------------------------------------------
            5.13%                                                    May-2016    $   10,000    $    10,167     $   10,302
=========================================================================================================================
Total United States Treasury Securities                                          $   10,000    $    10,167     $   10,302
=========================================================================================================================

State Housing Finance Agency Securities (0.3% of net assets)

                                       Issuer   Interest Rate   Maturity Date   Face Amount   Amortized Cost        Value
-------------------------------------------------------------------------------------------------------------------------
Multifamily(1)      MA Housing Finance Agency            5.25%       Dec-2048    $    2,500    $     2,500     $    2,533
                    MA Housing Finance Agency            5.42%       Jun-2009         2,610          2,610          2,609
                    MA Housing Finance Agency            5.92%       Dec-2037         6,710          6,714          6,741
=========================================================================================================================
Total State Housing Finance Agency Securities                                    $   11,820    $    11,824     $   11,883
=========================================================================================================================

Other Multifamily Investments and Commitments (3.1% of net assets)

         Interest Rates(2)                                         Commitment
      Permanent             Construction       Maturity Dates        Amount     Face Amount   Amortized Cost        Value
-------------------------------------------------------------------------------------------------------------------------
Multifamily Construction/Permanent Mortgages
          5.54%                    5.30%             Jul-2017(5)   $   62,016   $    60,939   $       61,011   $   61,860
          7.08%                      N/A             Jan-2011             813           364              364          372
          8.63%                      N/A             Jun-2025           1,469         1,269            1,269        1,269
          9.50%                      N/A             Apr-2024             760           674              674          674
          9.75%                      N/A             Aug-2012           1,524         1,155            1,155        1,155
-------------------------------------------------------------------------------------------------------------------------
                                                                       66,582        64,401           64,473       65,330
-------------------------------------------------------------------------------------------------------------------------

Privately Insured Construction/Permanent Mortgages(6)
          5.40%                    5.40%             Mar-2047      $    9,000   $     9,000   $        9,008   $    8,677
          5.55%                      N/A             Apr-2021          12,006        11,092           11,094       10,887
          5.55%                    5.55%             Jan-2047          12,809        12,809           12,811       12,403
          5.73%                    5.73%             Aug-2047           5,575         5,575            5,581        5,508
          5.95%                    5.95%             Mar-2044           4,400         4,325            4,339        4,355
          6.15%                    6.15%             Feb-2045           1,600         1,583            1,589        1,622
          6.20%                    6.20%    Mar-2047-Dec-2047           8,099         4,301            4,326        4,440
-------------------------------------------------------------------------------------------------------------------------
                                                                       53,489        48,685           48,748       47,892
=========================================================================================================================
Total Other Multifamily Investments and Commitments                $  120,071   $   113,086   $      113,221   $  113,222
=========================================================================================================================

Total Long-Term Investments                                                     $ 3,565,453   $    3,586,797   $3,590,739
=========================================================================================================================

                              ANNUAL REPORT   2006                            21

--------------------------------------------------------------------------------
Schedule of Portfolio Investments December 31, 2006  (Dollars in thousands)
--------------------------------------------------------------------------------

Short-Term Investments (1.2% of net assets)

Description                          Maturity Date   Interest Rate   Face Amount   Amortized Cost        Value
--------------------------------------------------------------------------------------------------------------
Short-term - Intermediates(7)
Repurchase Agreement
Amalgamated Bank(8)                  April 4, 2007            5.05%  $     2,000   $        2,000   $    2,000
--------------------------------------------------------------------------------------------------------------
                                                                           2,000            2,000        2,000
--------------------------------------------------------------------------------------------------------------
Short-Term - Cash Equivalents(9)
Commercial Paper(10)
Anheuser Busch                     January 2, 2007            5.23%       20,000           19,997       19,997
Bank of America                    January 2, 2007            5.23%       20,000           19,997       19,997
--------------------------------------------------------------------------------------------------------------
                                                                          40,000           39,994       39,994
==============================================================================================================
Total Short-Term Investments                                         $    42,000   $       41,994   $   41,994
==============================================================================================================

Total Investments                                                    $ 3,607,453   $    3,628,791   $3,632,733
==============================================================================================================

(1) Multifamily MBS securities and forward commitments are valued by the fair value procedures adopted by the Trust's Board of Trustees.

(2) Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless HUD requires that such rates be charged earlier.

(3)   Tax-exempt bonds collateralized by Ginnie Mae Securities.

(4) During construction this investment is a 100% participation interest in a construction loan enhanced by a letter of credit issued by PNC Bank, N.A. in favor of the Trust. The interest rate during construction is a floating rate equal to LIBOR plus 150 basis points for the related monthly period up to a maximum rate of 5.80%. At stabilization, the Trust will take delivery of a Fannie Mae MBS with an interest rate of 5.80% and a term of ten years. The commitment amount for this security is $75 million.

(5) During construction this investment is a mortgage credit enhanced by a letter of credit issued by PNC Bank, N.A. in favor of the Trust. The interest rate during construction is a floating rate equal to LIBOR plus 150 basis points for the related monthly period up to a maximum rate of 5.30%. At the completion of construction, the Trust will take delivery of a Fannie Mae MBS with an interest rate of 5.54% and a term of ten years.

(6)   Loans insured by Ambac Assurance Corporation.

(7) Short-term investments with remaining maturities of between 61 days and 365 days.

(8) This instrument was purchased in December 2006. The Trust will receive $2,033,205 upon maturity. The underlying collateral for the repurchase agreement is a Freddie Mac MBS with a market value of $2,114,533. The security pledged as collateral is held by the counterparty until maturity of the repurchase agreement. Provisions of the agreement and the Trust's policies ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the Trust's interest in the event of default by the counterparty.

(9)   Short-term investments with remaining maturities of sixty days or less.

(10) Interest rate is yield calculated based on purchase price of discount note.

22                     AFL-CIO   HOUSING INVESTMENT TRUST

Statement of Operations

For the Year Ended December 31, 2006 (Dollars in thousands)

Investment Income
------------------------------------------------------------------------------------------------------------
                               FHA permanent securities                                      $       10,613
                               FHA construction securities*                                             925
                               Ginnie Mae securities*                                                50,233
                               Ginnie Mae construction securities                                    16,158
                               Fannie Mae securities                                                 68,581
                               Freddie Mac securities                                                23,721
                               Commercial mortgage-backed securities                                  3,642
                               Government-sponsored enterprise securities                             5,759
                               United States Treasury securities                                      1,513
                               State Housing Finance Agency securities                                  584
                               Other multifamily investments                                          5,830
                               Short-term investments                                                 3,871
============================================================================================================
                               Total Income                                                         191,430
============================================================================================================

Expenses
------------------------------------------------------------------------------------------------------------
                               Officer salaries and fringe benefits                                   2,551
                               Other salaries and fringe benefits                                     7,092
                               Legal fees                                                               437
                               Consulting fees                                                          432
                               Auditing, tax and accounting fees                                        263
                               Insurance                                                                327
                               Marketing and sales promotion (12b-l)                                    272
                               Investment management                                                    692
                               Trustee expenses                                                          45
                               Rental expenses                                                          781
                               General expenses                                                       1,630
============================================================================================================
                               Total Expenses                                                        14,522
============================================================================================================

------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                               176,908
------------------------------------------------------------------------------------------------------------
                               Net realized loss on investments                                      (8,583)
                               Net change in unrealized depreciation on investments                  (5,936)
============================================================================================================
                               Realized and Unrealized Net Losses on Investments                    (14,519)
============================================================================================================

============================================================================================================
Net Increase in Net Assets Resulting from Operations                                         $      162,389
============================================================================================================

*     Including forward commitments.

See accompanying Notes to Financial Statements.

                              ANNUAL REPORT   2006                            23

Statement of Changes in Net Assets

For the Years Ended December 31, 2006 and 2005 (Dollars in thousands)

Increase in Net Assets From Operations                                                    2006            2005
---------------------------------------------------------------------------------------------------------------
          Net investment income                                                  $     176,908    $    163,168
          Net realized (loss)/gain on investments                                       (8,583)            334
          Net change in unrealized depreciation on investments                          (5,936)        (69,016)
===============================================================================================================
          Net Increase in Net Assets Resulting from Operations                         162,389          94,486
===============================================================================================================

Decrease in Net Assets From Distributions
---------------------------------------------------------------------------------------------------------------
          Distributions paid to participants or reinvested from:
          Net investment income                                                       (180,525)       (170,964)
===============================================================================================================
          Net Decrease in Net Assets from Distributions                               (180,525)       (170,964)
===============================================================================================================

Increase/(Decrease) in Net Assets From Unit Transactions
---------------------------------------------------------------------------------------------------------------
          Proceeds from the sale of units of participation                             180,432         111,325
          Dividend reinvestment of units of participation                              154,997         148,694
          Payments for redemption of units of participation                           (288,489)       (272,616)
===============================================================================================================
          Net increase/(decrease) from unit transactions                                46,940         (12,597)
===============================================================================================================
          Total increase/(decrease) in net assets                                       28,804         (89,075)
===============================================================================================================
          Net assets at beginning of period                                          3,576,875       3,665,950
===============================================================================================================
          Net assets at end of period                                            $   3,605,679    $  3,576,875
===============================================================================================================
          Undistributed Net Investment Income                                    $       3,050    $      3,023
===============================================================================================================
Unit Information
---------------------------------------------------------------------------------------------------------------
          Units sold                                                                   167,870         101,212
          Distributions reinvested                                                     144,192         135,208
          Units redeemed                                                              (268,076)       (246,580)
===============================================================================================================
          Increase/(Decrease) in Units Outstanding                                      43,986         (10,160)
===============================================================================================================

See accompanying Notes to Financial Statements.

24                     AFL-CIO   HOUSING INVESTMENT TRUST

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (the Trust) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940 as a no-load, open-end investment company. The Trust has obtained certain exemptions from the requirements of the Investment Company Act of 1940 that are described in the Trust's Statement of Additional Information and Prospectus.

Participation in the Trust is limited to eligible labor organizations and pension, welfare and retirement plans that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

Investment Valuation

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of the month.

Portfolio securities for which market quotations are readily available (single family mortgage-backed securities, commercial mortgage-backed securities, Government-Sponsored Enterprise securities, and U.S. Treasury securities) are valued by an independent pricing service, published prices, market quotes and dealer bids.

Portfolio investments for which market quotations are not readily available (multifamily mortgage-backed securities, mortgage securities, and construction mortgage securities and loans) are valued at their fair value determined in good faith under consistently applied procedures adopted by the Board of Trustees using dealer bids and discounted cash flow models. The respective cash flow models use market-based discount and prepayment rates developed for each investment category. The market-based discount rate is composed of a risk-free yield (i.e., a U.S. Treasury note) adjusted for an appropriate risk premium. The risk premium reflects actual premiums in the market place over the yield on U.S. Treasury securities of comparable risk and maturity to the security being valued as adjusted for other market considerations. On investments for which the Trust finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. The Trust has retained an independent firm to determine the fair market value of such securities. In accordance with the procedures adopted by the Board, the monthly third-party valuation is reviewed by the Trust staff to determine whether valuation adjustments are appropriate based on any material impairments in value arising from specific facts and circumstances of the investment (e.g., mortgage defaults). All such adjustments must be reviewed and approved by the independent valuation firm prior to incorporation in the NAV.

Short-term investments with remaining maturities of sixty days or less are valued on the basis of amortized cost, which approximates fair value. Cash and cash equivalents include overnight money market funds which are also carried at cost.

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, Fair Value Measurements ("Statement 157"). Statement 157 establishes a framework for measuring fair value within generally accepted accounting principles, clarifies the definition of fair value within the framework, and expands disclosure about the use of fair value measurements, highlighting that fair value is a market-based measurement. Statement 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. Statement 157 is effective for fiscal years beginning after November 15, 2007. Management does not expect the adoption of Statement 157 to have an impact on the Trust's investment valuation.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

                              ANNUAL REPORT   2006                            25

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

Federal Income Taxes

The Trust's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is t o be applied to all open tax years as of the effective date. Management has not thoroughly evaluated the implications of FIN 48 but initially believes the adoption of FIN 48 will not have an impact on the financial statements.

Distributions to Participants

At the end of each calendar month, a pro rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant's number of units held as of the immediately preceding month-end and excludes realized gains (losses) on paydowns of mortgage-and asset-backed securities which are distributed at year-end.

Participants redeeming their investments are paid their pro rata share of undistributed net income accrued through the month-end of the month in which they redeem.

The Trust offers an income reinvestment plan that permits current participants automatically to reinvest their income distributions into Trust units of participation. Total reinvestment was approximately 86 percent of distributable income for the year ended December 31, 2006.

Investment Transactions and Income

Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage-and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

12b-1 Plan of Distribution

The Board of Trustees annually approves a 12b-l Plan of Distribution to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-l expenses). For the year 2006, the Trust is authorized to pay 12b-l expenses in an amount up to $600,000 or 0.05 percent of its average monthly net assets on an annualized basis, whichever is greater. During the year ended December 31, 2006, the Trust incurred approximately $272,000 of 12b-l expenses.

Receivables for Investments Sold

Receivables for Investments Sold represent investments that were sold on or prior to December 31, 2006, which settled subsequent to December 31, 2006.

Payables for Investments Purchased

Payables for Investments Purchased represent investments that were purchased on or prior to December 31, 2006, which settled subsequent to December 31, 2006.

Note 2. Investment Risks

Interest Rate Risk

As with any fixed-income investment, the market value of the Trust's investments will fall below the principal amount of those investments at times when market interest rates rise above the interest rates ofthe investments. Rising interest rates may also reduce prepayment rates, causing the average life of the Trust's investments to increase. This could in turn further reduce the value of the Trust's portfolio.

26                     AFL-CIO   HOUSING INVESTMENT TRUST

Prepayment and Extension Risk

The Trust invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk.

Prepayment risk is the risk that a security will pay earlier than its assumed payment rate, shortening its expected average life, resulting in a lower return from the security. In such an event, the Trust may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the Trust's securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk.

Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life, resulting in a lower return from the security. When this occurs, the ability to reinvest principal repayments in higher returning investments may be limited.

These two risks may increase the sensitivity of the Trust's portfolio to fluctuations in interest rates and change the value of the Trust's portfolio.

Note 3. Transactions with Related Entities

During the year ended December 31, 2006, the Trust provided the time of certain personnel to the AFL-CIO Investment Trust Corporation (ITC), a D.C. not-for-profit corporation, on a cost-reimbursement basis. During the year, an employee of the Trust also served as an officer of the ITC. The total cost for such personnel and related expenses for the year ended December 31, 2006, amounted to approximately $407,000. During the year ended December 31, 2006, the Trust was reimbursed for approximately $390,000 of current year costs. As of December 31, 2006, approximately $17,000, representing a current balance, is included within the accounts receivable in the accompanying financial statements for amounts outstanding under the arrangement.

The ITC provided the time of certain personnel to the Trust on a cost-reimbursement basis. The total cost for such personnel and related expenses for the year ended December 31, 2006, was approximately $97,000. During the year ended December 31, 2006, the Trust paid the ITC approximately $96,000 of current costs.

Note 4. Commitments

Certain assets of the Trust are invested in short-term investments until they are required to fund purchase commitments for long-term investments. As of December 31, 2006, the Trust had outstanding unfunded purchase commitments of approximately $80.9 million. The Trust maintains a reserve, in the form of securities, of no less than the total of the outstanding unfunded purchase commitments, less short-term investments. As of December 31, 2006, the value of the publicly traded mortgage-backed securities maintained for the reserve in a segregated account was approximately $3.22 billion.

The commitment amounts disclosed on the Schedule of Portfolio Investments represent the original commitment amount, which includes both funded and unfunded commitments.

Note 5. Investment Transactions

A summary of investment transactions (excluding short-term investments and U.S.Treasury securities) for the separate instruments included in the Trust's investment portfolio, at amortized cost, for the year ended December 31, 2006, follows (dollars in thousands):

                              ANNUAL REPORT   2006                            27

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

                                           FHA           FHA          Ginnie        Ginnie Mae       Fannie
                                        Permanent    Construction      Mae         Construction       Mae
                                        Securities    Securities*    Securities*    Securities    Securities
---------------------------------------------------------------------------------------------------------------
Balance, January 1, 2006                $  153,862   $     17,005   $   903,976   $     312,384   $  1,219,582

Purchases and insured construction
securities advances, net of discounts        4,115             --       426,403          63,638        798,308

Change in discounts and (premiums)             (63)             9        (3,903)            213        (10,910)

Transfers                                       --             --       146,048        (146,048)            --

Principal reductions/Sales                 (10,775)            --      (435,839)        (25,540)      (733,809)

---------------------------------------------------------------------------------------------------------------

Balance, December 31, 2006              $  147,139   $     17,014   $ 1,036,685   $     204,647   $  1,273,171

---------------------------------------------------------------------------------------------------------------

                                                      Commercial    Government-   State Housing
                                         Freddie       Mortgage-    Sponsored        Finance          Other
                                           Mac          Backed      Enterprise        Agency       Multifamily
                                        Securities    Securities    Securities      Securities     Investments
---------------------------------------------------------------------------------------------------------------
Balance, January 1, 2006                $  407,056   $         --   $   209,118   $       7,054   $     92,681

Purchases and insured construction
securities advances, net of discounts      292,891        460,151        36,500           5,110         21,220

Change in discounts and (premiums)          21,015          1,285       (25,985)             --             26

Transfers                                       --             --            --              --             --

Principal reductions/Sales                (213,551)      (241,151)     (174,400)           (340)          (706)

---------------------------------------------------------------------------------------------------------------

Balance, December 31, 2006              $  507,411   $    220,285   $    45,233   $      11,824   $    113,221

---------------------------------------------------------------------------------------------------------------

*    Including forward commitments.

Note 6. Federal Taxes

The tax character of distributions paid during 2006 and 2005 was as follows (dollars in thousands):           2006          2005
--------------------------------------------------------------------------------------------------------------------------------
Ordinary investment income                                                                            $    180,525   $   170,964
================================================================================================================================
Total distributions paid to participants or reinvested                                                $    180,525   $   170,964
================================================================================================================================

As of December 31, 2006, the components of accumulated losses on a tax basis were as follows
(dollars in thousands):                                                                                       2006
--------------------------------------------------------------------------------------------------------------------------------
Accumulated capital loss carryforward                                                                 $    (18,194)
Unrealized appreciation                                                                                        979
Undistributed ordinary income                                                                                  987
Other temporary differences                                                                                  2,063
================================================================================================================================
Total accumulated losses                                                                              $    (14,165)
================================================================================================================================

Of the total accumulated capital loss carryforward, $8,030,000 may be used to offset future capital gain recognized by the Trust through December 31, 2013 and $10,164,000 through December 31, 2014.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. These reclassifications are primarily due to the different book and tax treatment of paydowns and distributions. Results of operations and net assets were not affected by these reclassifications.

For the year ended December 31, 2006, the Trust recorded the following permanent reclassifications
(dollars in thousands):                                                                                   2006
--------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                   $      3,644
Accumulated net realized losses                                                                             (3,617)
Amount invested and reinvested by current participants                                                         (27)
================================================================================================================================

At December 31, 2006 the cost of investments and net unrealized appreciation for federal income tax purposes was $3,632,754,000 and $979,000, respectively.

28                     AFL-CIO   HOUSING INVESTMENT TRUST

Note 7. Retirement and Deferred Compensation Plans

The Trust participates in the AFL-CIO Staff Retirement Plan, which is a multiple employer defined benefit pension plan, covering substantially all employees. This plan was funded by employer contributions, at rates approximating 17.92% percent of employees' salaries for the year ended December 31, 2006. The total Trust pension expense for the year ended December 31, 2006, was approximately $1,041,000.

The Trust also participates in a deferred compensation plan, referred to as a 401(k) plan, covering substantially all employees. This plan permits employees to defer the lesser of 100 percent of their total compensation or the applicable IRS limit. During 2006, the Trust is matching dollar for dollar the first $3,300 of each employee's contributions. The Trust's 401(k) contribution for the year ended December 31, 2006, was approximately $179,000.

Note 8. Loan Facility

The Trust has a $25 million uncommitted loan facility which expires on June 30, 2007. Borrowings under this facility bear interest at LIBOR plus one-half percent plus a 12.5 basis point administrative fee charged for each advance. The Trust had no outstanding balance under the facility during the period. No compensating balances are required.

Note 9. Contract Obligations

In the ordinary course of business, the Trust enters into contracts that contain a variety of indemnifications. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              ANNUAL REPORT   2006                            29

Financial Highlights

Selected Per Share Data and Ratios for the Years Ended December 31, 2006, 2005, 2004, 2003, and 2002 (Dollars in thousands)

Per Share Data                                                     2006          2005          2004          2003             2002
-----------------------------------------------------------------------------------------------------------------------------------
                 Net asset value,
                 beginning of period                         $ 1,086.97   $  1,110.61   $  1,125.21   $  1,152.30   $     1,098.40
                 Income from investment operations:
                 Net investment income                            53.55         50.08         48.63         54.26            65.19
                 Net realized and unrealized
                 (losses) gains on investments                    (4.60)       (21.25)        (2.38)       (11.69)           59.15
-----------------------------------------------------------------------------------------------------------------------------------
                 Total Income (Loss) from
                 Investment Operations                            48.95         28.83         46.25         42.57           124.34
-----------------------------------------------------------------------------------------------------------------------------------
                 Less distributions from:
                 Net investment income                           (54.65)       (52.47)       (49.10)       (54.26)          (65.19)
                 Net realized gains on investments                   --            --        (11.75)       (15.40)           (5.25)
-----------------------------------------------------------------------------------------------------------------------------------
                 Total Distributions                             (54.65)       (52.47)       (60.85)       (69.66)          (70.44)
===================================================================================================================================
Net Asset Value, End of Period                               $ 1,081.27   $  1,086.97   $  1,110.61   $  1,125.21   $     1,152.30
===================================================================================================================================
Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                 Ratio of expenses to average net assets           0.41%         0.37%         0.37%         0.37%            0.36%
                 Ratio of net investment income to average
                 net assets                                         5.0%          4.5%          4.4%          4.7%             5.8%
                 Portfolio turnover rate                           65.0%         68.4%         85.5%         73.1%            64.3%

===================================================================================================================================
Number of Outstanding Units at End of Period                  3,334,684     3,290,698     3,300,858     3,206,626        2,848,002
===================================================================================================================================

===================================================================================================================================
Net Assets, End of Period (in thousands)                     $3,605,679   $ 3,576,875   $ 3,665,950   $ 3,608,139   $    3,281,763
===================================================================================================================================

===================================================================================================================================
Total Return*                                                      4.65%         2.64%         4.20%         3.78%           11.64%
===================================================================================================================================

*     Net of fund expenses.

See accompanying Notes to Financial Statements.

30                     AFL-CIO   HOUSING INVESTMENT TRUST

--------------------------------------------------------------------------------
Board of Trustees
--------------------------------------------------------------------------------

Overall responsibility for the management of the AFL-CIO Housing Investment Trust, the establishment of policies and the oversight of activities is vested in its Board of Trustees. The list below provides the following information for each of the Trustees: name, age, address, term of Office, length of time served, principal occupations during the past five years and other directorships held.* The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by placing a collect call directed to the Trust's Investor Relations Office at (202) 331-8055.

Richard Ravitch**, age 73; 610 5th Avenue, Ste. 420, New York, NY 10020; Chairman of the Board; term commenced 1991, expires 2007; Principal, Ravitch Rice & Co. LLC; Director, Parsons, Brinckerhoff Inc.; formerly Co-Chair, Millennial Housing Commission; President and Chief Executive Officer, Player Relations Committee of Major League Baseball.

John J. Sweeney**, age 72; 815 16th Street, NW, Washington, DC 20006; Union Trustee; term commenced 1981, expires 2007; President, AFL-CIO.

Richard L. Trumka, age 57; 815 16th Street, NW, Washington, DC 20006; Union Trustee; term commenced 1995, expires 2008; Secretary-Treasurer, AFL-CIO.

Linda Chavez-Thompson, age 62; 815 16th Street, NW, Washington, DC 20006; Union Trustee; term commenced 1996, expires 2008; Executive Vice-President, AFL-CIO.

John J. Flynn, age 72; 1776 Eye Street, NW, Washington, DC 20006; Union Trustee; term commenced 2000, expires 2009; President, International Union of Bricklayers and Allied Craftworkers (BAC).

Stephen Frank, age 66; 8584 Via Avellino, Lake Worth, FL 33467; Management Trustee; term commenced 2003, expires 2009; Independent Consultant; formerly Vice President and Chief Financial Officer, The Small Business Funding Corporation.

Frank Hurt, age 67; 10401 Connecticut Avenue, Kensington, MD 20895; Union Trustee; term commenced 1993, expires 2007; International President, Bakery, Confectionery & Tobacco Workers and Grain Millers International Union.

George Latimer, age 71; 1600 Grand Avenue, St. Paul, MN 55105; Management Trustee; term commenced 1996, expires 2008; Distinguished Visiting Professor of Urban Land Studies at Macalester College; Director, Identix Incorporated; formerly Director, Special Actions Office, Department of Housing and Urban Development.

Jack Quinn, age 55; 700 13th Street, NW, Suite 400, Washington, DC 20005; Management Trustee; term commenced 2005, expires 2008; President, Cassidy & Associates; Director, Kaiser Aluminum Corporation; formerly Member of Congress, 27th District, New York.

Marlyn J. Spear, CFA, age 53; 500 Elm Grove Road, Elm Grove, WI 53122; Management Trustee; term commenced 1995, expires 2009; Chief Investment Officer, Building Trades United Pension Trust Fund (Milwaukee and Vicinity).

Tony Stanley**, age 73; 2221 Stonehaven Road, Port St. Lucie, FL 34952; Management Trustee; term commenced 1983, expires 2007; Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc.

Edward C. Sullivan, age 62; 815 16th Street, NW, Suite 600, Washington, DC 20006; Union Trustee; term commenced 2000, expires 2009; President, Building and Construction Trades Department, AFL-CIO; formerly General President, International Union of Elevator Constructors.

Jon F. Walters, age 64; 900 7th Street, NW, Washington, DC 20001; Union Trustee; term commenced 2005, expires 2009; International Secretary-Treasurer, International Brotherhood of Electrical Workers; formerly International Vice President, IBEW.

James A. Williams, age 56; 1750 New York Avenue, NW, Washington, DC 20006; Union Trustee; term commenced 2005, expires 2008; General President, International Union of Painters and Allied Trades of the United States and Canada; formerly General Secretary-Treasurer, IUPAT.

* Only directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act or a company registered as an investment company under the Investment Company Act of 1940, as amended, are listed.

**    Executive Committee member.

                              ANNUAL REPORT   2006                            31

--------------------------------------------------------------------------------
Leadership
--------------------------------------------------------------------------------

All officers of the Trust are located at 1717 K Street, NW, Suite 707, Washington, DC 20036.*

Stephen Coyle,+ age 61; Chief Executive Officer, AFL-CIO Housing Investment Trust since 1992.

Helen R. Kanovsky,+ age 55; Chief Operating Officer, AFL-CIO Housing Investment Trust since 2002; formerly Chief Operating Officer, AFL-CIO Investment Trust Corporation; Executive Vice President - Finance and Administration, AFL-CIO Housing Investment Trust; Chief of Staff for U.S. Senator John F. Kerry; General Counsel, AFL-CIO Housing Investment Trust.

Erica Khatchadourian,+ age 39; Chief Financial Officer (position formerly titled Executive Vice President - Finance and Administration), AFL-CIO Housing Investment Trust since 2001; formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust.

Chang Suh,+ CFA, age 35; Chief Portfolio Manager, AFL-CIO Housing Investment Trust since March 2003; formerly Assistant Portfolio Manager and Senior Portfolio Analyst, AFL-CIO Housing Investment Trust.

Mary C. Moynihan,+ age 47; General Counsel, AFL-CIO Housing Investment Trust since April 2004; formerly Chief Counsel and Deputy General Counsel, AFL-CIO Housing Investment Trust; Associate Specialist, Sullivan & Cromwell.

Stephanie H. Wiggins,+ age 41; Chief Investment Officer - Multifamily Finance, AFL-CIO Housing Investment Trust since 2001; formerly Director, Prudential Mortgage Capital Company; Vice President/Multifamily Transaction Manager, WMF Capital Corporation.

Marcie Cohen, age 59; Senior Vice President, AFL-CIO Housing Investment Trust since 2002; formerly Director of the New York Office, 2002-2004; Director of Development, AFL-CIO Housing Investment Trust.

Harpreet Peleg,+ age 32; Controller, AFL-CIO Housing Investment Trust since 2005; formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation; Supervisor - Gas Settlements, PG&E National Energy Group; Financial Analyst, Goldman Sachs.

Lesyllee White, Age 44; Director of Marketing, AFL-CIO Housing Investment Trust since 2004, formerly Regional Marketing Director and Senior Marketing Associate, AFL-CIO Housing Investment Trust.

Nicholas Milano,+ age 39; Deputy General Counsel (since January 2003) and Chief Compliance Officer (since May 2004), AFL-CIO Housing Investment Trust; formerly Senior Counsel, Division of Investment Management, U.S. Securities and Exchange Commission; Senior Counsel, Division of Trading and Markets, U.S. Commodity Futures Trading Commission.

* No officer of the Trust serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended.

+ Board-appointed officer. These officers are appointed annually to a term expiring December 31 of the year appointed, or until their respective successors are appointed and qualify.

32                     AFL-CIO   HOUSING INVESTMENT TRUST

Corporate Counsel
Bingham McCutchen LLP
Washington, DC

Securities Counsel
Wilmer Cutler Pickering Hale and Dorr LLP
Washington, DC

Independent Registered Public Accounting Firm
Ernst & Young LLP
McLean, Virginia

Investment Adviser
Wellington Management Company, LLP
Boston, Massachusetts

Transfer Agent
PFPC Inc.
Wilmington, Delaware

Custodian
PFPC Trust Company
Philadelphia, Pennsylvania

National Office
1717 K Street, NW, Suite 707
Washington, DC 20036
(202) 331-8055

New York City Office
Carol Nixon, Director
1270 Avenue of the Americas, Suite 210
New York, New York 10020
(212) 554-2750

Western Regional Office
Aaron Prince, Director
235 Montgomery Street, Suite 1001
San Francisco, California 94104
(415) 433-3044

Boston Office
Paul Barrett, Director
655 Summer Street
Boston, Massachusetts 02210
(617) 261-4444

----------

Gulf Coast Revitalization Program
1100 Poydras Street, Suite 2870
New Orleans, Louisisana 70163
(504) 599-8750

                                     [LOGO]

                                                AFL-CIO Housing Investment Trust
                                                1717 K Street, NW, Suite 707
                                                Washington, DC 20036
                                                (202) 331-8055
                                                www.aflcio-hit.com

                                     [LOGO]

Item 2. Code of Ethics.

      (a) The Trust has adopted a Code of Ethics to comply with Section 406 of the Sarbanes-Oxley Act of 2002, as of December 31, 2006. This Code of Ethics applies to the Trust's principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions.

      (b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

            (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

            (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

            (3) Compliance with applicable governmental laws, rules, and regulations;

            (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

            (5)   Accountability for adherence to the code.

      (c) There have been no amendments granted to the Trust's Code of Ethics during the period covered by the Report.

      (d) There have been no waivers granted from any provision of the Trust's Code of Ethics during the period covered by the Report.

      (e)   Not applicable.

      (f)   (1)   A copy of the Trust's Code of Ethics is filed herewith as an
                  Exhibit pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

      (a)   (1)   The Trust's Board of Trustees has  determined  that it has two
                  audit  committee   financial  experts  serving  on  its  audit
                  committee, Marlyn Spear and Stephen Frank.

            (2) Ms. Spear and Mr. Frank are both are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

      (a) Audit fees.

            The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $232,000 for the fiscal year ended December 31, 2006.

            The aggregate fees billed for services provided to the Registrant by its independent auditors for the audit of the Registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $215,000 for the fiscal year ended December 31, 2005.

      (b) Audit-related fees.

            The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph
            (a) of this Item were $0 for the fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the Registrant's financial statements and not reported under paragraph
            (a) of this Item were $0 for the fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed by the Registrant's independent auditors for services relating to the performance of the audit of the financial statements of the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      (c) Tax fees.

            The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $16,000 for the fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's investment adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant were $13,000 for the fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed by the Registrant's independent auditors for tax-related services provided to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      (d) All other fees.

            The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $8,500 for the fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2006. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed for all services provided by the independent auditors to the Registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $8,000 for the fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

            The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the Registrant's independent auditors to the Registrant's adviser(s) and other service providers under common control with the adviser(s) and that relate directly to the operations or financial reporting of the Registrant were $0 for the Registrant's fiscal year ended December 31, 2005. The percentage of these fees relating to services approved by the Registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

      (e)   (1)   The Charter of the Trust's Audit  Committee  provides that the
                  Audit Committee  shall review and, if appropriate,  approve in advance all audit and non-audit  services (as such term may be from time to time  defined in the  Securities  Exchange Act of
                  1934,  as  amended) to be provided to the Trust by the Trust's independent  auditor;  provided,  however,  that  the  Charter provides  that the Audit  Committee  shall  only  approve  the
                  following   non-audit   services:   tax  preparation  and  the
                  Association for Investment  Management Research (AIMR) Level 2
                  Compliance  Review.  In  making  a  determination,  the  Audit
                  Committee  considers  whether the services are consistent with maintaining the principal accountant's independence. If such a
                  service  is  required   between   regularly   scheduled  audit
                  committee  meetings,  pre-approval  may  be  authorized  by  a majority of the audit  committee  members at a special meeting called for such purposes or by unanimous written consent.  The
                  Audit   Committee's   Charter   does  not  permit   waiver  of
                  pre-approval for audit or non-audit services requiring fees of a de minimis amount.

            (2)   No percentage  of the services  included in (b)-(d) above were
                  approved  by  the  audit   committee   pursuant  to  paragraph
                  (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      (f) For the most recent fiscal year, less than 50 percent of the hours expended by the Trust's principal accountant were performed by persons other than the accountant's full-time permanent employees.

      (g) The Trust's accountant performed no non-audit services for the Trust's investment adviser during each of the last two fiscal years.

      (h) Not applicable. The Trust's accountant performed no non-audit services for the Trust's investment adviser during each of the last two fiscal years.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. Schedule of Investments.

Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Trust last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101) or this
Item 10.

Item 11. Controls and Procedures.

      (a) The Trust's Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the Trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), are effective to ensure that material information relating to the Trust is made known to them by appropriate persons, based on their evaluation of such controls and procedures as of December 31, 2006.

      (b) There was no change in the Trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Trust's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12. Exhibits.

      (a)   (1)   The Trust's Code of Ethics applicable to its principal
                  executive officer, principal financial officer, and principal accounting officer or persons performing similar functions is attached hereto.

            (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

            (3)   Not Applicable.

      (b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By: /s/ Stephen Coyle
    ---------------------------
    Stephen Coyle
    Chief Executive Officer

Date: March 2, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.

/s/ Stephen Coyle
-------------------------------
Stephen Coyle
Chief Executive Officer
(Principal Executive Officer)

Date: March 2, 2007

/s/ Erica Khatchadourian
-------------------------------
Erica Khatchadourian
Chief Financial Officer
(Principal Financial Officer)

Date: March 2, 2007